Exhibit 99.1

LETTER OF TRANSMITTAL

BOYD GAMING CORPORATION

$350,000,000

Offer to Exchange

$350,000,000 of 9% Senior Notes due 2020, Which Have Been Registered Under the Securities Act, for any and all Outstanding 9% Senior Notes due 2020

Pursuant to the Prospectus dated                     , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2013, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

U.S. BANK NATIONAL ASSOCIATION

By registered or certified mail, hand or overnight delivery:		For additional information:
Facsimile transactions:
U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Specialized Finance	(651) 466-7372	U.S. Bank National Association Specialized Finance, 2nd Floor U.S. Bank, Corporate Trust Services 60 Livingston Avenue St. Paul, Minnesota 55107 (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

By execution hereof, the undersigned acknowledges receipt of the prospectus dated                 , 2013 (the “Prospectus”), of Boyd Gaming Corporation, a Nevada corporation (the “Company”), and this letter of transmittal and the instructions hereto (the “Letter of Transmittal”), which together constitute the Company’s offer to exchange (the “Exchange Offer”), in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), up to $350,000,000 aggregate principal amount of its 9% Senior Notes due 2020 which have been registered under the Securities Act (the “Exchange Notes”) for any and all outstanding 9% Senior Notes due 2020 (the “Old Notes”). The terms of the Exchange Notes will be substantially similar to the Old Notes, except for the elimination of some transfer restrictions, registration rights and certain provisions regarding additional interest relating to the Old Notes. Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

This Letter of Transmittal is to be used by a holder of Old Notes:

•	if certificates representing tendered Old Notes are to be forwarded herewith;

•

if a tender of certificates for Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer” section of the Prospectus; or

•	if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.”

Holders of Old Notes that are tendering by book-entry transfer to the account maintained by the Exchange Agent at DTC can execute the tender through the Automated Tender Offer Program (“ATOP”) for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message which:

•	is transmitted by DTC;

•	is received by the Exchange Agent and forms part of the book-entry transfer;

•	states that DTC has received an express acknowledgment from a participant in DTC that is tendering old notes which are the subject of the book-entry transfer;

•	states that the participant has received and agrees to be bound by all of the terms of the Letter of Transmittal; and

•	states that the Company may enforce the agreement against the participant.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must:

•	complete the box entitled, “Description of Old Notes Tendered;”

•	if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign the Letter of Transmittal by completing the box entitled “Sign Here to Tender Your Old Notes in the Exchange Offer;” and

•	complete the IRS Form W-9 attached as Annex A.

Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Old Notes who desire to tender their Old Notes for exchange, but:

•	such holder’s Old Notes are not immediately available;

•	such holder cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date; or

•	such holder cannot complete the procedures for book-entry transfer prior to the Expiration Date;

must tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. IN ORDER TO ENSURE PARTICIPATION IN THE EXCHANGE OFFER, OLD NOTES MUST BE PROPERLY TENDERED PRIOR TO THE EXPIRATION DATE.

Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of Old Notes Tendered,” and sign the box below entitled “Sign Here to Tender Your Old Notes in the Exchange Offer.” If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (3) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (4) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not validly withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Old Notes described in the box entitled “Description of Old Notes Tendered” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED
(1) Name(s) and Address(es) of registered holder(s) (Please fill in, if blank)	(2) Certificate Number(s)	(3) Aggregate Principal Amount Represented by Certificate(s) (A)	(4) Principal Amount Tendered for Exchange (if less than all) (B)

Total Principal Amount of Old Notes Tendered
(A)	Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).”

(B)	The minimum permitted tender is $2,000 in principal amount of Old Notes. All other tenders must be integral multiples of $1,000. See Instruction 5.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holders:

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Guarantor Institution (as defined below) that Guaranteed Delivery:

Name of Tendering Institution:

DTC Book-Entry Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.

Name:

Address:

Aggregate Principal Amount of Old Notes so Held:

Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Old Notes for exchange.

Persons who are beneficial owners of Old Notes but are not registered holders and who seek to tender Old Notes should:

•	promptly contact the registered holder of such Old Notes and instruct such registered holder to tender on his or her behalf;

•

obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution, each an “Eligible Guarantor Institution” that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act; or

•

effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date.

See the section entitled “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Old Notes indicated in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to, or upon the order of, the Company all right, title and interest in and to all such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•

deliver such Old Notes in registered certificated form, or transfer ownership of such Old Notes through book-entry transfer at the book-entry transfer facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned’s Agent, of the same aggregate principal amount of the Exchange Notes;

•	present and deliver such Old Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, sell, assign, exchange, and transfer the Old Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement entered into with the initial purchasers named therein on June 8, 2012 (the “Registration Rights Agreement”).

By tendering, each holder of Old Notes represents that:

•

the Exchange Notes to be acquired in connection with the Exchange Offer by the holder and each beneficial owner of the Old Notes are being acquired by the holder and each beneficial owner in the ordinary course of business of the holder and each beneficial owner;

•

the holder and each beneficial owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes;

•

the holder and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933 in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) set forth in the applicable no action letters; see “The Exchange Offer—Resale of Exchange Notes” in the Prospectus;

•

if the holder is a broker-dealer that acquired Old Notes as a result of market making or other trading activities, it will comply with the applicable provisions of the Securities Act and the applicable no action positions of the Commission and it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer;

•	the holder has full corporate (or similar) power and authority to transfer the Old Notes in exchange for the Exchange Notes;

•

the holder and each beneficial owner understand that a secondary resale transaction described above should either be exempt under the applicable securities laws or be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Commission;

•	neither the holder nor any beneficial owner is an “affiliate,” as defined under Rule 144 of the Securities Act, of the Company; and

•	in connection with a book-entry transfer, each participant will confirm that it makes the representations and warranties set forth in this Letter of Transmittal.

The undersigned also acknowledges that the Company is making this Exchange Offer in reliance on the position of the staff of the Commission, as set forth in several no action letters addressed to third parties in other transactions. Based on the Commission interpretations, the Company believes that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 144 under the provisions of the Securities Act) without further compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the Company does not intend to request the Commission to consider, and the Commission has not considered, the Exchange Offer in the context of a no action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes, the undersigned represents that the Old Notes were acquired for its own account as a result of market-making activities or other trading activities and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Old Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Old Notes which were acquired by such broker-dealer for its own account as a result of market-making or other trading activities, for a period ending on the earlier of (i) 90 days from the date on which the registration statement of which the Prospectus is a part is declared effective by the Commission and (ii) the date on which any broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. Pursuant to the terms of the Registration Rights Agreement, the Company may, upon delivering notice to the holders of notes, suspend the availability of the registration statement of which the Prospectus is a part for certain periods of time under certain circumstances. See “The Exchange Offer—Suspension Rights” in the Prospectus. For purposes of illustration only, among other examples, circumstances when the Company would suspend the availability of the registration statement include the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading. In connection with the Company’s Suspension Rights (as such term is defined in the Prospectus and the Registration Rights Agreement), each holder, including each broker-dealer, who tenders Old Notes and executes this Letter of Transmittal (or delivers an Agent’s Message, as the case may be), agrees that, upon receipt of such notice from the Company, such holder will discontinue disposition of the Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the holder or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 90-day period referred to above during which broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be (which extension shall be the holder’s sole remedy for the exercise by the Company of its Suspension Rights).

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, which may be waived or modified by the Company (to the extent legally permitted to do so), in whole or in part, at any time and from time to time, prior to the expiration of the Exchange Offer, as described in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned’s signature(s) unless otherwise indicated under “Special Issuance Instructions” below.

Unless otherwise indicated under “Special Issuance Instructions” below, please return any certificates representing Old Notes not tendered or not accepted for exchange in the name(s) of the holders appearing under “Description of Old Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents as appropriate) to the address(es) of the holders appearing under “Description of Old Notes Tendered.” In the event that both the “Special Issuance Instructions” and the “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under “Special Issuance Instructions,” in the case of a book-entry delivery of Old Notes, please credit the account maintained at DTC with any Old Notes not tendered or not accepted for exchange. The undersigned recognizes that the Company does not have any obligation pursuant to the “Special Issuance Instructions,” to transfer any Old Notes from the name of the holder thereof if the Company does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, AND 7)

To be completed ONLY if (i) Exchange Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above in the box entitled, “Description of Old Notes Tendered.”

Issue to:

Name:
(Please Print)

Address:

(Include Zip Code)

Taxpayer Identification or Social Security Number:

Credit Old Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, AND 7)

To be completed ONLY if the Exchange Notes issued in exchange for Old Notes, certificates for Old Notes in a principal amount not exchanged for Exchange Notes, or Old Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above in the box entitled, “Description of Old Notes Tendered.”

Mail to:

Name:
(Please Print)

Address:

(Include Zip Code)

Taxpayer Identification or Social Security Number:

SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

SIGNATURE(S) OF HOLDERS OF OLD NOTES

X		Date:
X		Date:
Signature of Owner

This Letter of Transmittal must be signed by the registered holders of Old Notes exactly as the name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holders by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name (s):		Address:
	(Please Print)		(Include Zip Code)

Capacity:		Telephone Number:
	(Full Title)		(Include Area Code)

GUARANTEE OF SIGNATURE(S)

(If required—see Instructions 1 and 6)

Signature (s) Guaranteed by:
(Authorized Signature)

(Title of Officer Signing this Guarantee)

(Name of Eligible Guarantor Institution Guaranteeing Signatures – Please Print)

(Address and Telephone Number of Eligible Guarantor Institution Guaranteeing Signatures)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if:

•

tendered Old Notes are registered in the name of the signer of the Letter of Transmittal, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions;”

•	the Exchange Notes to be issued in exchange for the Old Notes are to be issued in the name of the holder; and

•	any untendered Old Notes are to be reissued in the name of the holder.

In any other case:

•

the certificates representing the tendered Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder or appropriate powers of attorney, in form satisfactory to us;

•	the tendered old notes must be duly executed by the holder; and

•	signatures on the endorsement, bond power or powers of attorney must be guaranteed by an Eligible Guarantor Institution.

If the Exchange Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note registrar for the Old Notes, the signature in the Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution.

Persons who are beneficial owners of Old Notes but are not the registered holder and who seek to tender Old Notes for exchange should:

•	promptly contact the registered holder of such Old Notes and instruct such registered holders to tender on his or her behalf;

•

obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by an Eligible Guarantor Institution; or

•

effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date. See Instruction 6.

DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

2. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by registered holders if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letters of Transmittal (or manually signed facsimiles thereof) and any other required documents, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER THEREOF. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT HOLDERS USE PROPERLY INSURED REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE

SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. THIS LETTER OF TRANSMITTAL AND OLD NOTES TENDERED FOR EXCHANGE SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY.

If a holder desires to tender Old Notes pursuant to the Exchange Offer and such holder’s Old Notes are (i) not immediately available; (ii) such holder cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date; or (iii) such holder cannot complete the procedures for book-entry transfer prior to the Expiration Date, such holder may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.”

Pursuant to the guaranteed delivery procedures:

•	your tender of Old Notes must be made by or through an Eligible Guarantor Institution and you must properly complete and duly execute a Notice of Guaranteed Delivery;

•

prior to the Expiration Date, the Exchange Agent must have received from you and the Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within three (3) business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Old Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and

•

such properly completed and executed documents required by the Letter of Transmittal and the tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC) must be received by the Exchange Agent within three (3) business days after the Expiration Date.

Any holder who wishes to tender their Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

Unless Old Notes being tendered by the above-described method are deposited with the Exchange Agent, a tender will be deemed to have been received as of the date when the tendering holder’s properly completed and duly signed Letter of Transmittal, or a properly transmitted Agent’s Message, accompanied by the Old Notes or a confirmation of book-entry transfer of the Old Notes into the Exchange Agent’s account at the book-entry transfer facility is received by the Exchange Agent.

Issuances of Exchange Notes in exchange for Old Notes tendered pursuant to a notice of guaranteed delivery will be made only against deposit of this Letter of Transmittal and any other required documents and the tendered Old Notes or a confirmation of book-entry and an Agent’s Message.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Old Notes Tendered” above is inadequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders. A tender of Old Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

•	specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”);

•	identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes);

•	specify the principal amount of Old Notes to be withdrawn;

•	include a statement that such holder is withdrawing his or her election to have such Old Notes exchanged;

•

be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender; and

•	specify the name in which any such Old Notes are to be registered, if different from that of the Depositor.

The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be re-tendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus at any time prior to the Expiration Date.

5. Partial Tenders (Not Applicable To Holders Of Old Notes That Tender By Book-Entry Transfer). Tenders of Old Notes will be accepted only in minimum denominations of $2,000 and additional integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (4) of the box entitled “Description of Old Notes Tendered,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Old Notes, will be sent to the holders of Old Notes unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above, as soon as practicable after the expiration or termination of the Exchange Offer.

6. Signatures on This Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

If this Letter of Transmittal is signed by the registered holder of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the registered holder thereof. Signatures on such certificates must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

If this Letter of Transmittal is signed by a person other than the registered holder of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder or appropriate powers of attorney, in any case signed by such registered holder exactly as the name(s) of the registered holder of the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Guarantor Institution (unless signed by an Eligible Guarantor Institution).

7. Special Issuance and Delivery Instructions. Tendering holders of Old Notes should indicate in the applicable box the name and address to which the Exchange Notes issued pursuant to the Exchange Offer and any substitute certificates evidencing the Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the Employer Identification or Social Security Number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that the Exchange Notes and the Old Notes not exchanged be credited to such account maintained at the DTC as such holder of Old Notes may designate. If no such instructions are given, such Exchange Notes and Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled “Description of Old Notes.”

8. Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the Company’s opinion or the judgment of the Company’s counsel, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders of Old Notes for failure to give such notice.

9. Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus, and accept for exchange any Old Notes tendered.

10. Important Tax Information. Payments made under the notes may be subject to information reporting and backup withholding of U.S. federal income tax, currently at a rate of 28%. To avoid backup withholding and penalties, U.S. holders who do not otherwise establish an exemption should complete and return the enclosed Internal Revenue Service (“IRS”) Form W-9, certifying that such holder is a U.S. person, that the taxpayer identification number (“TIN”) provided is correct, and that such holder is not subject to backup withholding. Non-U.S. holders may be required to complete and submit an IRS Form W-8BEN or other applicable IRS Form W-8, available on the IRS website, signed under penalties of perjury, attesting to the holder’s foreign status. If you provide an incorrect TIN or you are a U.S. holder that fails to provide the information requested on IRS Form W-9, you may be subject to penalties imposed by the IRS.

Backup withholding is not an additional tax. Taxpayers may be able to use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund of any excess amounts withheld by timely filing a claim for refund with the IRS. Holders are encouraged to consult with their own tax advisors regarding compliance with the backup withholding rules.

11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

12. Requests for Assistance or Additional Copies. Requests for assistance relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal (including the IRS Form W-9) and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

13. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

14. No Notice of Defect. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

IMPORTANT—This Letter of Transmittal, together with certificates for tendered Old Notes and all other required documents, with any required signature guarantees and all other required documents must be received by the Exchange Agent prior to the Expiration Date.

Annex A

IRS FORM W-9

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
Check appropriate box for federal tax classification:
	☐	Individual/sole Proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
	☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Other (see instructions) ▶									☐	Exempt payee
Address (number, street, and apt. or suite no.)
	City, state, and ZIP code						Requester’s name and address (optional)
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal

Form W-9 (Rev. 12-2011)	Page 3

tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000	Generally, exempt payees 1 through 7

See	Form 1099-MISC, Miscellaneous Income, and its instructions.

However,the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011)	Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner
5.	Sole proprietorship or disregarded entity owned by an individual	The owner
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

Circle the minor’s name and furnish the minor’s SSN.

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.